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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  January 3, 1997



                          CADENCE DESIGN SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)



      1-10606                                   77-0148231
(Commission File No.)                 (IRS Employer Identification No.)



                                 2655 SEELY ROAD
                                   BUILDING 5
                           SAN JOSE, CALIFORNIA  95134
              (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (408) 943-1234



                              --------------------
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ITEM 5.   OTHER EVENTS.

     On January 3, 1997, Cadence Design Systems, Inc. and Cooper & Chyan Technology, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing that they each have received requests for additional information from the United States Federal Trade Commission with respect to their proposed merger.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)   Exhibits

Exhibit No.      Description
99.1             Press Release of Cadence Design Systems, Inc. and Cooper &
                 Chyan Technology, Inc. dated January 3, 1997


                                        2.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CADENCE DESIGN SYSTEMS, INC.


Dated:  January 9, 1997                    By: /s/ R.L. Smith McKeithen
                                              -------------------------------
                                              Vice President and General Counsel

                                        3.

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                                  EXHIBIT INDEX

Exhibit
Numbers             Description
-------             -----------

99.1 Press Release of Cadence Design Systems, Inc. and Cooper & Chyan Technology, Inc. dated January 3, 1997

                                        4.